UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 7, 2011

Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On September 7, 2011, management of Rand Logistics, Inc. (“Rand”) presented to institutional investors a summary of Rand’s business, historical financial performance and future earnings guidance at the Jefferies 2011 Global Shipping Conference. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1	Investor Presentation, dated September 7, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: September 7, 2011	By:	/s/ Joseph W. McHugh, Jr.
	Name:	Joseph W. McHugh, Jr.
	Title:	Chief Financial Officer